UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Provectus Biopharmaceuticals, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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10025 Investment Drive, Suite 250 Knoxville, Tennessee 37932 phone 866/594-5999 fax 866/998-0005

Dear Provectus Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. (“Provectus”) on Wednesday, June 23, 2021 at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time (the “2021 Annual Meeting”). We intend to hold our annual meeting in person. We are actively monitoring the coronavirus (COVID-19) pandemic in regards to the meeting, and are sensitive to the public health and travel concerns that our stockholders may have and the protocols that federal, state, and/or local governments may impose. In the event that it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for it as promptly as practicable, which may include holding the meeting solely by means of remote communications. Please monitor our annual meeting website at www.provectusbio.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting.

We are pleased to present you with our 2021 Proxy Statement. At our 2021 Annual Meeting, stockholders would vote on the matters set forth in the 2021 Proxy Statement and the accompanying notice of this meeting. Your board of directors (the “Board”) has recommended five highly qualified and experienced nominees for election to Provectus’ Board at the 2021 Annual Meeting. Highlights of the detailed information included in the Proxy Statement may be found in the section entitled “Questions and Answers About the 2021 Annual Meeting of Stockholders,” starting on page 2. Detailed information regarding director candidates may be found under “Proposal 1 – Election of Directors,” starting on page 15.

We are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials electronically increases the ability of our stockholders to connect with information they need, while reducing the costs and environmental impact associated with printing and mailing of proxy materials.

Whether or not you will attend the 2021 Annual Meeting, we hope that your shares are represented and voted. In advance of the meeting on June 23, 2021, please vote and submit your proxy as soon as possible via the Internet, by telephone, or, if you have requested to receive printed proxy materials, by mailing the proxy or voting instruction card enclosed with those materials. Instructions on how to vote are found in the section entitled “Questions and Answers About the 2021 Annual Meeting of Stockholders – How do I vote before the Annual Meeting?” starting on page 3.

For more information and up-to-date postings, please go to www.provectusbio.com/annual-meeting.

Thank you for being a Provectus stockholder.

Sincerely,

/s/ Bruce Horowitz
Bruce Horowitz
Chief Operating Officer

10025 Investment Drive, Suite 250 Knoxville, Tennessee 37932 phone 866/594-5999 fax 866/998-0005

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 23, 2021

To the Stockholders of Provectus Biopharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2021 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. on Wednesday, June 23, 2021 at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time. We intend to hold our annual meeting in person. We are actively monitoring the coronavirus (COVID-19) pandemic in regards to the meeting, and are sensitive to the public health and travel concerns that our stockholders may have and the protocols that federal, state, and/or local governments may impose. In the event that it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for it as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our annual meeting website at www.provectusbio.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.

The 2021 Annual Meeting is being held for the following purposes:

1.	To elect five directors to serve on our board of directors;

2.	To conduct an advisory vote to approve the compensation of our named executive officers; and

3.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for 2021.

Stockholders also would transact any other business that properly comes before the 2021 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES WHO ARE IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” PROPOSALS 2 AND 3.

Only stockholders of record as of the close of business on April 26, 2021 will be entitled to notice of and to vote at the 2021 Annual Meeting of Stockholders and any adjournment thereof.

We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders instead of paper copies of our proxy statement and annual report. The Notice contains instructions for accessing those documents over the Internet. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2020 Annual Report, and the proxy card.

We hope that you will be able to attend the annual meeting. Whether or not you plan to attend the meeting, we ask that you vote as soon as possible. Prompt voting helps to ensure that the greatest number of stockholders are present, whether in person or by proxy. You may vote over the Internet, by telephone, or, if you requested to receive printed proxy materials, by mailing the proxy or voting instruction card enclosed with these meeting materials. Please review the instructions for each of your voting options described in the proxy statement, as well as in the Notice you received in the mail.

If you attend the annual meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised. Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to Be Held on Wednesday, June 23, 2021. The Notice of Internet Availability of Proxy Materials, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at: www.proxyvote.com.

By order of our board of directors,

/s/ Bruce Horowitz
Bruce Horowitz
Chief Operating Officer

April 29, 2021
Knoxville, Tennessee

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10025 Investment Drive, Suite 250 Knoxville, Tennessee 37932 phone 866/594-5999 fax 866/998-0005

PROXY STATEMENT FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 23, 2021

We are delivering these proxy materials to solicit proxies on behalf of the board of directors of Provectus Biopharmaceuticals, Inc., for the 2021 Annual Meeting of Stockholders that will be held on Wednesday, June 23, 2021 at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time. We intend to hold our annual meeting in person. We are actively monitoring the coronavirus (COVID-19) pandemic in regards to the meeting, and are sensitive to the public health and travel concerns that our stockholders may have and the protocols that federal, state, and/or local governments may impose. In the event that it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for it as promptly as practicable, which may include holding the meeting solely by means of remote communications. Please monitor our annual meeting website at www.provectusbio.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.

We first mailed the Notice of Internet Availability of Proxy Materials to our stockholders on or about April 30, 2021.

We will refer to Provectus Biopharmaceuticals, Inc. and its subsidiaries throughout this Proxy Statement as “we,” “us,” the “Company,” or “Provectus.” We will refer to the board of directors as the “Board” or “our Board.”

At the 2021 Annual Meeting, our stockholders would vote on three proposals:

1.	To elect five directors to serve on our Board;

2.	To conduct an advisory vote to approve the compensation of our named executive officers; and,

3.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for 2021.

The proposals are set forth in the accompanying Notice of 2021 Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. Stockholders also may transact any other business not known or determined at the time of this proxy solicitation and that properly comes before the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”); however, our Board knows of no such other business.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FIVE BOARD NOMINEES WHO ARE IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” PROPOSALS 2 AND 3.

When you submit your proxy, by executing and returning the enclosed proxy card, you will authorize proxy holders Bruce Horowitz and Heather Raines, CPA to vote all your shares of common stock and otherwise to act on your behalf at the 2021 Annual Meeting and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the 2021 Annual Meeting. They also may vote your shares to adjourn the 2021 Annual Meeting and will be authorized to vote your shares at any meeting adjournment.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials for the 2021 Annual Meeting of Stockholders instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to electronically access the proxy materials referred to in the Notice. They may also request a printed set of the complete proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials electronically by email or in printed form by mail on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the costs and environmental impact of the Company’s annual meetings associated with the physical printing and mailing of meeting materials.

What is the purpose of the 2021 Annual Meeting of Stockholders?

At the 2021 Annual Meeting, stockholders would act upon the following matters:

1.	To elect five directors to serve on our Board;

2.	To conduct an advisory vote to approve the compensation of our named executive officers; and

3.	To ratify the selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for 2021.

Stockholders also may transact other business not known or determined at the time of this proxy solicitation that properly comes before the 2021 Annual Meeting; however, our Board knows of no such other business.

Who is entitled to vote?

Only stockholders of record at the close of business on April 26, 2021, the record date for the 2021 Annual Meeting, are entitled to receive notice of the 2021 Annual Meeting and to vote the shares of common stock that they held on that date at the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2021 Annual Meeting.

What constitutes a quorum?

The presence at the 2021 Annual Meeting of the holders of a majority of the shares of common stock outstanding on the record date, April 26, 2021, in person or by proxy, will constitute a quorum. Shares held by stockholders present in person or represented by proxy at the 2021 Annual Meeting who elect to abstain from voting will be included in the calculation of the number of shares considered present at the meeting.

As of April 26, 2021, there were 403,582,037 shares of common stock outstanding.

What happens if a quorum is not present at the 2021 Annual Meeting of Stockholders?

If a quorum is not present at the scheduled time of the 2021 Annual Meeting, the holders of a majority of the shares of common stock present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, and/or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days or if a new record date is fixed for the adjourned meeting after the adjournment.

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May I vote my shares in person at the 2021 Annual Meeting of Stockholders?

Yes. You may vote your shares at the 2021 Annual Meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or telephone. Whether or not you plan to attend the 2021 Annual Meeting in person, in order to assist us in tabulating votes at the meeting, we encourage you to vote by using the Internet, by telephone, or, if applicable, by returning a proxy card.

How do I vote before the 2021 Annual Meeting of Stockholders?

Before the 2021 Annual Meeting, you may vote your shares in one of the following three ways:

1.	By the Internet, by following the instructions provided in the Notice;

2.	By mail, if you requested printed copies of the proxy materials, by filling out the form of proxy card and sending it back in the envelope provided; or

3.	By telephone, if you requested printed copies of the proxy materials, by calling the toll-free number found on the proxy card. If you requested printed copies of the proxy materials, and properly sign and return your proxy card and return it in the prepaid envelope, your shares will be voted as you direct.

Please use only one of the above three ways to vote. If you hold shares in the name of a broker, your ability to vote those shares by Internet or by telephone depends on the voting procedures used by your broker, as explained below.

How do I vote if my broker holds my shares in “street name?”

If your shares are held in “street name,” your bank or broker will send you the Notice. Many, but not all, banks and brokerage firms participate in a program provided through our transfer agent Broadridge Financial Solutions, Inc. that offers Internet and telephone voting options. If you do not give instructions to your nominee, it will be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. Proposals 1 and 2 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposal 3 is a discretionary item for which your nominee will be entitled to vote your shares in the absence of instructions from you.

Can I change my mind and revoke my proxy?

Yes. To revoke a proxy pursuant to this solicitation, you must:

●	Sign another proxy with a later date, and return it to our Secretary, Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932 at or before the 2021 Annual Meeting;

●	Provide our Secretary with a written notice of revocation dated later than the date of the original proxy at or before the meeting;

●	Re-vote by using the telephone following the instructions on the proxy card;

●	Re-vote by using the Internet by following the instructions in the Notice; or

●	Attend the 2021 Annual Meeting and vote in person. Note that attendance at the meeting will not revoke a proxy if you do not actually vote at the 2021 Annual Meeting.

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What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

1.	“FOR” the proposal to elect five directors to serve on our Board;

2.	“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers; and

3.	“FOR” the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for 2021.

What happens if I do not specify how my shares are to be voted?

If you sign and return your proxy card or complete the telephone or Internet voting procedures but do not indicate any voting instructions, your shares will be voted “FOR” each of the director nominees who are identified in Proposal 1 and “FOR” Proposals 2 and 3.

Will any other business be conducted at the 2021 Annual Meeting of Stockholders?

As of the date hereof, our Board knows of no business that would be presented at the 2021 Annual Meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

1.	The director nominees would be elected to serve on our Board if they receive a plurality of the votes cast on the shares of common stock present in person or represented by proxy at the 2021 Annual Meeting and entitled to vote on the subject matter. This means that the director nominees would be elected if they receive more votes than any other person at the meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares of common stock will not be voted with respect to the person or persons indicated; however, they will be counted for the purpose of determining whether there is a meeting quorum.

2.	The advisory vote to approve the compensation of our named executive officers would be approved if a majority of the shares of common stock present in person or represented by proxy at the 2021 Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

3.	The selection of Marcum LLP as our independent registered public accounting firm for 2021 would be ratified if a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

How will abstentions and broker non-votes be treated?

You do not have the option of abstaining from voting on Proposal 1. You may abstain from voting on Proposals 2 and 3. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2 and 3, your shares of common stock will be included in the number of shares of common stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock would be voted but not in favor of Proposals 2 and 3, your abstention would have the same effect as a negative vote in determining the outcome of the vote on these proposals.

Broker non-votes occur when a bank, brokerage firm, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Proposals 1 and 2 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposal 3 is a discretionary item on which your nominee will be entitled to vote your shares of common stock even in the absence of instructions from you. Accordingly, it is possible for there to be broker non-votes with respect to Proposals 1 and 2, but there will not be broker non-votes with regard to Proposal 3. In the case of a broker non-vote, your shares of common stock would be included in the number of shares of common stock considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares of common stock not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1 and 2.

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STOCK OWNERSHIP

Directors, Executive Officers, and Other Stockholders

The following table provides information about the beneficial ownership of common stock as of April 26, 2021, unless otherwise indicated, for each of our directors, each of our executive officers named in the “Summary Compensation Table” of this Proxy Statement and all of our directors and executive officers as a group. We do not believe any person beneficially owns more than 5% of our outstanding common stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2021 Annual Meeting.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(2) (3)
Directors and Named Executive Officers:
Bruce Horowitz	5,102,243	(6)	1.3%
Dominic Rodrigues	1,319,389	(5)	*
Ed Pershing, CPA	3,532,980	(4)	*
Eric Wachter, Ph.D.	7,099,298	(9)	1.8%
Heather Raines, CPA	1,213,153	(8)	*
John Lacey, III, M.D.	300,000	(7)	*
Webster Bailey	145,528	(10)	*
All Directors and Executive Officers as a Group (7 Persons)	18,712,591	(11)	4.6%

*	Less than 1% of the outstanding shares of common stock.

(1)	Drs. Lacey and Wachter, Messrs. Bailey, Horowitz, Pershing, and Rodrigues, and Mrs. Raines are officers and/or directors of Provectus Biopharmaceuticals, Inc., whose business address is 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932.

(2)	Shares of common stock that a person has the right to acquire within 60 days of April 26, 2021 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)	As of April 26, 2021, there were 403,582,037 shares of common stock issued and outstanding.

(4)	Mr. Pershing’s beneficial ownership includes 60,600 shares of common stock owned by his spouse, 16,500 shares of common stock owned by his spouse through a retirement plan, 3,750 shares of common stock held as custodian for a grandchild, 81,500 shares of common stock owned by Mr. P’s Foundation, a nonprofit corporation of which Mr. Pershing is an affiliate, 550,000 shares of common stock owned by Perkins Place, a general partnership of which Mr. Pershing is an affiliate, and 2,820,630 shares of common stock owned by Mr. Pershing through a retirement plan. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under the 2017 Notes, dated in 2018 by the Company, in favor of Mr. Pershing in the principal amount of $1,120,000.

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(5)	Mr. Rodrigues’ beneficial ownership includes 500 shares of common stock held solely by Mr. Rodrigues, 509,089 shares of common stock held jointly with his spouse, 112,700 shares of common stock owned by his spouse, 23,700 shares of common stock held as custodian for his children, 242,000 shares of common stock owned by CAL Enterprises LLC (“CAL”), and 431,400 shares of common stock owned through a retirement plan. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under the 2017 Notes, dated in 2017 by the Company, in favor of CAL in the principal amount of $2,500,000. Mr. Rodrigues disclaims beneficial ownership and control of or direction over securities held by CAL.

(6)	Mr. Horowitz’s beneficial ownership includes 2,302,243 shares of common stock held solely by Mr. Horowitz, 50,000 shares of common stock owned by his spouse, 325,000 shares of common stock owned through a retirement plan, and 2,425,000 shares of common stock subject to options that are exercisable within 60 days. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under that the 2020 Notes, dated in 2020 by the Company, in favor of Mr. Horowitz in the principal amount of $100,000.

(7)	Dr. Lacey’s beneficial ownership includes 100,000 shares of common stock held solely by Dr. Lacey, 20,000 shares of common stock held through IMA, 80,000 shares of common stock held through a retirement account, and 100,000 shares of common stock subject to options that are exercisable within 60 days.

(8)	Mrs. Raines’s beneficial ownership includes 100,000 shares of common stock held solely by Mrs. Raines and 1,113,153 shares of common stock held jointly with her spouse. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under the 2017 Notes, dated in 2019 by the Company, in favor of Mrs. Raines in the principal amount of $50,000.

(9)	Dr. Wachter’s beneficial ownership includes 5,714,183 shares held solely by Dr. Wachter, 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust, 930,248 shares of common stock owned by Dr. Wachter through a retirement plan, and 450,000 shares of common stock subject to options that are exercisable within 60 days. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under the 2017 Notes, dated in 2017 and 2018 by the Company, in favor of Dr. Wachter in the principal amount of $3,000,000.

(10)	Mr. Bailey’s beneficial ownership includes 145,528 shares of common stock held as custodian for his children. Does not include any shares issuable upon conversion of outstanding principal and accrued but unpaid interest under the 2020 Notes, dated in 2020 by the Company, in favor of Mr. Bailey in the principal amount of $100,000. Mr. Bailey joined the Board on July 20, 2020.

(11)	Includes 2,975,000 shares of common stock subject to options and warrants that are exercisable within 60 days.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board consists of five members: Webster Bailey, Bruce Horowitz, John Lacey, III, M.D., Ed Pershing, CPA, and Dominic Rodrigues. Mr. Pershing serves as non-executive chairman and Mr. Rodrigues serves as non-executive vice chairman of our Board.

Four members of our Board, Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues, are considered independent under the listing standards of the NYSE American LLC.

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The Company does not currently have a Chief Executive Officer (“CEO”). Our Chief Operating Officer (“COO”), Mr. Horowitz, serves as our principal executive officer. Our entire Board is responsible for our risk oversight function.

Board and Committees

Our Board met two times and acted by unanimous written consent five times in 2020. Each incumbent director attended all meetings of our Board and its committees on which he served during 2020. We do not have a formal policy regarding attendance by Board members at annual stockholder meetings; however, members of our Board are encouraged to attend these meetings. All directors attended the 2020 Annual Meeting of Stockholders either in person or via teleconference.

We have three standing Board committees: the audit committee, the compensation committee, and the corporate governance and nominating committee (the “nominating committee”).

Audit Committee

The audit committee consists of Dr. Lacey and Messrs. Bailey, Horowitz, Pershing, and Rodrigues. Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Mr. Pershing is the chairman of our Board’s audit committee. Our Board has determined that Messrs. Pershing and Rodrigues qualify as “audit committee financial experts,” as defined under the rules of the SEC. The audit committee met four times in 2020.

The audit committee’s responsibilities include:

1.	Hiring independent registered public accountants to audit our books, records and financial statements and to review our systems of accounting;

2.	Discussing with the independent registered public accounting firm the results of the annual audit and quarterly reviews;

3.	Conducting periodic independent reviews of the systems of accounting;

4.	Making reports periodically to our Board with respect to its findings; and

5.	Undertaking other activities described more fully in the section called “Audit Committee Report.”

Our audit committee charter is posted on our website under the “Investors” subpage at http://provectusbio.com/media/docs/AuditCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Compensation Committee

The compensation committee consists of Dr. Lacey and Messrs. Bailey, Horowitz, Pershing, and Rodrigues. Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Mr. Bailey is the chairman of our Board’s compensation committee. The compensation committee met two times in 2020.

The compensation committee’s responsibilities include:

1.	Reviewing and approving the annual corporate goals and objectives relevant to each executive officer; at least annually, evaluating each executive officer’s performance in light of these goals and objectives; and setting each executive officer’s compensation, including salary, bonus and incentive compensation, based on this evaluation;

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2.	Reviewing our compensation and benefits plans;

3.	Reviewing and recommending to the entire Board the compensation for Board members; and

4.	Other matters that our Board specifically delegates to the compensation committee from time to time.

Our compensation committee charter is posted on our website under the “Investors” subpage at http://provectusbio.com/media/docs/CompensationCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Nominating Committee and Director Nominations

Our nominating committee met one time and acted by unanimous written consent one time in 2020. The nominating committee consists of Dr. Lacey and Messrs. Bailey, Horowitz, Pershing, and Rodrigues. Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Dr. Lacey is the chairman of our Board’s nominating committee. Prior to filing this Proxy Statement, the nominating committee reviewed and approved the nomination of the persons listed below under Proposal 1, Election of Directors to serve as members of our Board for a one-year term expiring at the annual meeting of stockholders occurring in 2022. The nominating committee also recommended to our Board that it present all of these Board nominees for approval at the 2021 Annual Meeting.

Our Board adopted a written charter for our nominating committee, which is available to our stockholders and other interested parties on our website under the “Investors” subpage, at http://provectusbio.com/media/docs/NominatingCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

The nominating committee’s responsibilities include:

1.	Assisting our Board to identify and approve the nomination of individuals qualified to serve as Board members;

2.	Reviewing the qualifications and performance of incumbent directors to determine whether to recommend them as nominees for re-election;

3.	Developing and recommending corporate governance policies for the Company to our Board;

4.	Periodically reviewing the management succession plan of the Company, and formally recommending to our Board, as needed, successors to departing executive officers if a vacancy occurs; and

5.	Evaluating the performance of our Board.

Our nominating committee has no set procedures or policy on the selection of nominees or evaluation of stockholder recommendations and will consider these issues on a case-by-case basis. Our nominating committee will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the SEC. Our nominating committee screens all potential candidates in the same manner. Our nominating committee’s review typically would be based on all information provided with respect to the potential candidate. Our nominating committee has not established specific minimum qualifications that must be met by a nominee for a position on our Board or specific qualities and skills for a director. Our nominating committee may consider the diversity of qualities and skills of a nominee, but our nominating committee has no formal policy in this regard. For more information, please see the section below entitled “ADDITIONAL INFORMATION.”

Stockholders who wish to contact Board members may do so by sending an e-mail addressed to them at info@provectusbio.com.

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COMPENSATION Of Directors and Executive Officers

Because we are a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to smaller reporting companies.

Executive Employment/Contractor Agreements

On March 25, 2019, our Board promoted Mrs. Raines to be the Company’s Chief Financial Officer (“CFO”). She previously served as Provectus’ Controller since August 1, 2017. In connection with the promotion, Mrs. Raines received an initial incentive compensation of 50,000 shares of the Company’s common stock. The term of her current employment agreement (the “Raines Agreement”) is from March 25, 2021 to March 24, 2022. Pursuant to the Raines Agreement, the term of her employment extends automatically for one year unless terminated by either the Company or Mrs. Raines upon 30 days prior written notice. In the event Mrs. Raines’ employment with the Company is terminated by Mrs. Raines prior to, but not coincident with, a Change in Control (as defined in the Raines Agreement) or by reason of her death, disability, or retirement prior to a Change in Control, she will be entitled to receive (i) her unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which she may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Mrs. Raines as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Raines Agreement), Mrs. Raines’ employment with the Company is terminated or the Raines Agreement is not extended (A) by action of Mrs. Raines coincident with or following a Change in Control including her death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Raines Agreement) coincident with or following a Change in Control, the Company shall pay Mrs. Raines the compensation and benefits described in the sentence above, as well as a severance payment equal to 50% of her base salary in the preceding calendar year, payable over six months.

On May 8, 2019, our Board promoted Mr. Horowitz to the Company’s COO. During 2017, the Company entered into an independent contractor agreement with Mr. Horowitz, as amended, pursuant to which he served as Chief Operations Consultant of the Company from April 19, 2017 (the “Horowitz Agreement”). The Horowitz Agreement was amended on May 8, 2019 to provide that Mr. Horowitz continue to be paid $125 per hour and receive a health insurance allowance of $1,200 per calendar month.

On May 17, 2019, our Board retained Eric A. Wachter, Ph.D. as the Company’s Chief Technology Officer under a new employment agreement effective as of May 20, 2019 (the “Wachter Agreement”). The Wachter Agreement provides that Dr. Wachter will be employed for an initial term of one year, subject to automatic renewal for successive one-year periods, unless the Company or Dr. Wachter provides notice of intent not to renew. Dr. Wachter’s initial base salary is $240,000 per year. Dr. Wachter has the right to continue to participate in employee benefit plans. In the event Dr. Wachter’s employment with the Company is terminated by Dr. Wachter prior to, but not coincident with, a Change in Control (as defined in the Wachter Agreement) or by reason of his death, disability, or retirement prior to a Change in Control, he will be entitled to receive (i) his unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which he may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Dr. Wachter as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Wachter Agreement), Dr. Wachter’s employment with the Company is terminated or the Wachter Agreement is not extended (A) by action of Dr. Wachter coincident with or following a Change in Control including his death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Wachter Agreement) coincident with or following a Change in Control, the Company shall pay Dr. Wachter the compensation and benefits described in the sentence above, as well as a severance payment equal to 50% of his base salary in the preceding calendar year, payable over six months.

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Bonus Awards

No cash bonuses were earned by or awarded to our named executive officers in 2020.

Other Benefits

We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a vacation policy.

Long-Term Incentives

At the 2014 annual meeting of stockholders, our stockholders approved the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan (the “2014 Equity Compensation Plan”), which authorizes our Board to grant options that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), and options that do not qualify as incentive stock options under the Code (“non-qualified stock options,” and collectively with incentive stock options, “options”). We are authorized to grant options under the 2014 Equity Compensation Plan for up to 20,000,000 shares of our common stock. If any options granted under the 2014 Equity Compensation Plan are forfeited or terminated for any reason, the shares of common stock that were subject to the options will again be available for future distribution under the 2014 Equity Compensation Plan. In June 2016, the compensation committee approved an amendment to our 2014 Equity Compensation Plan to allow for restricted stock awards to non-employee directors. Our stockholders approved this amendment at our 2017 annual stockholder meeting.

Under the terms of our 2014 Equity Compensation Plan, prior to the occurrence of a change in control (as defined in the 2014 Equity Compensation Plan), and unless otherwise determined by our Board, any stock options outstanding on the date such change in control is determined to have occurred that are not yet exercisable and vested on such date will become fully exercisable and vested. As of December 31, 2020, named executive officers had no outstanding unvested stock options.

In 2020, Mr. Horowitz was granted 800,000 shares of restricted stock and stock options to purchase 2,425,000 shares of common stock at an exercise price of $0.12 per share, and Mrs. Raines was granted 50,000 shares of restricted stock.

SUMMARY COMPENSATION TABLE

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2020 and 2019 to the individuals who served as our principal executive officer and our two other executive officers during 2020 (whom we refer to collectively as our “named executive officers”):

Name and Principal Position	Year	Salary	Stock Awards		Options Awards	All Other Compensation		Total

Eric Wachter, Ph.D.,	2020	$220,000	-		-	$10,861	(1)	$230,861
Chief Technology Officer	2019	$466,667	-		-	$11,378	(1)	$478,045

Heather Raines, CPA,	2020	$115,497	$3,250	(2)	-	-		$118,747
Chief Financial Officer	2019	$128,505	$2,300	(2)	-	-		$130,805

Bruce Horowitz,	2020	$254,400	$52,000	(2)	$62,880	$75,000	(3)	$444,200
Chief Operating Officer	2019	$277,200	-		-	$75,000	(3)	$352,200

(1)	Comprised of health/vision, life, short term disability, and long-term disability insurance premiums.

(2)	Comprised of restricted common stock awards.

(3)	Comprised of accrued but not paid directors fees.

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OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END

The following table shows the number of equity awards outstanding as of December 31, 2020 for our named executive officers. All the options were exercisable as of December 31, 2020.

	Option Awards
Name	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Eric Wachter, Ph.D.,	50,000	$1.04	7/6/2021
Chief Technology Officer	400,000	$0.75	12/9/2025

Bruce Horowitz	2,425,000	$0.12	11/10/2025
Chief Operations Officer

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about our equity compensation plans as of December 31, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	4,800,000	$0.46	15,312,500
Equity compensation plans not approved by security holders	—	—	—
Total	4,800,000	$0.46	15,312,500

(1)	This amount represents shares of common stock available for issuance under the 2014 Equity Compensation Plan as of December 31, 2020. Awards available for grant under the 2014 Equity Compensation Plan include stock options, stock appreciation rights, restricted stock, long-term performance awards and other forms of equity awards.

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DIRECTOR COMPENSATION

Each non-employee director receives an annual retainer of $40,000 as compensation for service as a member of the Board. Non-employee directors serving as members of our audit committee receive $15,000 per year; the audit committee chairperson receives $15,000 per year. Non-employee directors serving as members of our corporate governance and nominating committee receive $10,000 per year; the corporate governance and nominating committee chairperson receives $15,000 per year. Non-employee directors serving as members of our compensation committee will receive $10,000 per year; the compensation committee chairperson receives $15,000 per year.

Director Compensation Table for 2020

Name	Fees Earned or Paid in Cash		Stock Awards (1)	Option Awards Compensation (2)	All Other Compensation	Total
Webster Bailey	$35,699	(3)	—	—	—	$35,699
Jan Koe	$42,366	(3)	—	—	—	$42,366
John Lacey, III, MD	$80,000	(3)	$6,500	$1,414	—	$87,914
Ed Pershing, CPA	$75,000	(3)	—	—	—	$75,000
Dominic Rodrigues	$75,000	(3)	—	—	—	$75,000

(1)	Dr. Lacey was awarded 100,000 shares of restricted common stock for serving as the chairman of the Company’s Strategic Advisory Board.

(2)	Dr. Lacey was granted 100,000 stock options at an exercise price of $0.2862 per share.

(3)	Dr. Lacey and Messrs. Bailey, Koe, Pershing, and Rodrigues accrued their director fees in 2020. Mr. Koe resigned from the Board on July 11, 2020 and Mr. Bailey joined the Board on July 20, 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy, pursuant to which our executive officers, directors, and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with the Company without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members, other than transactions available to all employees generally or involving less than $10,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration, and approval, unless the transaction involves an employment or other compensatory arrangement approved by the compensation committee. All of our directors, executive officers, and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will consider, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction, and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of such transaction.

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Related Party Transactions

2017 Financing

On March 23, 2017, the Company entered into an exclusive Definitive Financing Commitment Term Sheet with a group of the Company’s stockholders (the “PRH Group”), which was amended and restated effective as of March 19, 2017 (the “2017 Term Sheet”), that set forth the terms on which the PRH Group would use their best efforts to arrange for a financing of a minimum of $10,000,000 and maximum of $20,000,000 (the “2017 Financing”). The 2017 Financing was in the form of a secured convertible loan (the “1st Loan”) from the PRH Group and other investors in the 2017 Financing (the “1st Loan Investors”). The Loan was evidenced by secured convertible promissory notes (individually a “2017 Note” and collectively, the “2017 Notes”) from the Company to the PRH Group and 1st Loan Investors. The 2017 Notes bear interest at the rate of 8% per annum. The 2017 Financing was completed on December 20, 2019.

The Company entered into additional 2017 Notes with related parties in the aggregate principal amount of $50,000 during the year ended December 31, 2019, as set forth in the table below.

As of December 31, 2020, the Company had borrowed $6,670,000 of 2017 Notes from related parties. The table below summarizes the 2017 Notes issued to related parties:

Holder	Face Amount	Note Date
Eric Wachter	$500,000	2/21/2017
	$500,000	3/21/2017
	$1,500,000	3/28/2017
	$500,000	1/26/2018

Cal Enterprises LLC	$500,000	4/17/2017
	$500,000	8/16/2017
	$500,000	9/5/2017
	$500,000	10/2/2017
	$500,000	10/31/2017

Heather Raines	$25,000	1/16/2019
	$25,000	11/18/2019

Ed Pershing	$200,000	4/13/2018
	$200,000	7/26/2018
	$200,000	8/21/2018
	$100,000	10/24/2018
	$75,000	10/31/2018
	$75,000	11/15/2018
	$50,000	11/28/2018
	$50,000	12/7/2018
	$50,000	12/17/2018
	$120,000	12/21/2018
Total Related Parties	$6,670,000

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2020 Financing

On December 31, 2019, the Board approved a Definitive Financing Term Sheet (the “2020 Term Sheet”), which sets forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $20,000,000 (the “2020 Financing”). The 2020 Financing is in the form of a secured convertible loan (the “2nd Loan”) from the Investors (the “2nd Loan Investors”) that will be evidenced by convertible promissory notes (individually, a “2020 Note” and collectively, the “2020 Notes”) subordinate to the 2017 Notes in right of payment and security interests granted to holders of the 2017 Notes. The 2020 Notes bear interest at the rate of 8% per annum.

During the year ended December 31, 2020, Company entered into 2020 Notes with related parties in the amount of $200,000. As of December 31, 2020, the Company had borrowed $200,000 of 2020 Notes from related parties, as set forth in the table below:

	Face	Note
Holder	Amount	Date
Webster Bailey	$100,000	3/18/2020
Bruce Horowitz	$100,000	3/18/2020

For further details on the terms of the 2017 and 2020 Financings, please refer to our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 2, 2021.

Consulting Fees

The Company paid Bruce Horowitz (Capital Strategists), one of our directors and our COO, under an independent contractor agreement, fees of $254,400 and $277,200 for services rendered during the years ended December 31, 2020 and 2019, respectively.

Other than as set forth above, we had no transactions since January 1, 2019 that would be required to be disclosed under Item 404(a) of Regulation S-K, and no such transactions are currently proposed for 2021.

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PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

The persons listed below have been nominated by our Board to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2022. Each nominee has consented to serve on our Board. If any nominee were to become unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board.

Webster Bailey, 44, currently serves as the Executive Director of Business Development and Marketing at Cornerstone of Recovery (“Cornerstone”), an East Tennessee substance abuse rehabilitation center. Since 2007, he has directed all of Cornerstone’s marketing, business development, and outreach efforts. Mr. Bailey also serves on Cornerstone’s Continuous Quality Improvement and Executive Committees. He is involved in several East Tennessee substance abuse prevention and recovery-related initiatives, including having served multiple terms as President of the boards of directors of the Metro Drug Coalition and the Blount County Recovery Court Foundation. For these and other community leadership efforts, Mr. Bailey received the Community Service Award from the Tennessee Licensed Professional Counselors Association (2013), the Recovery Services Award from the Metropolitan Drug Commission (2014), and the Prevention Champion Award from the Blount County Community Health Initiative (2015), and was named Professional of the Year by the East Tennessee Association of Alcoholism and Drug Abuse Counselors (2016). He received a Bachelor’s Degree in Communications and Public Relations from the University of Tennessee. Mr. Bailey also serves as a member of the board of directors of Clover Fork Coal Company.

Bruce Horowitz, 64, has served as a member of our Board since 2017 and Provectus’ COO since 2019; he previously served as the Company’s Chief Operations Consultant from 2017 to 2019. Mr. Horowitz has served as the Managing Director of Capital Strategists, LLC, which provides corporate, strategic, and financial consulting services, since 2006. He also serves as a trusted advisor to family trusts and private individuals, with a focus on financial asset management, real estate management and special situation investments. He has also served as the Managing Member of Plata LLC since 2017. Earlier in his career Mr. Horowitz was a charter member of the New York Futures Exchange, was a Senior Vice President managing principal equity investment accounts, private equity investments and public offerings at Drake Capital Securities, and managed the trading department at the Los Angeles office of Laidlaw Equities. He was also a partner at Stanley Capital, a private equity buyout firm. Mr. Horowitz was the chairman and a member of two general obligation bond fund committees, raising more than $500 million in general revenue bonds for the Beverly Hills Unified School District. Subsequently, he was named the first chairman of both the state of California-mandated Citizens’ Oversight Committee and Facilities Advisory Committee, overseeing expenditure of all BHUSD general obligation bond funds. Mr. Horowitz is a founding member of the Los Angeles Chapter of the Positive Coaching Alliance. He founded and is currently the president of the Beverly Hills Basketball League, a youth basketball program that serves more than 35,000 families. Mr. Horowitz has also served as a member of the board of directors of the American Youth Soccer Organization and Beverly Hills Little League. He holds a Juris Doctor degree from Benjamin N. Cardozo School of Law in New York City and Bachelor of Arts degree from Washington University in St. Louis.

John Lacey, III, M.D., 73, has served as a member of our Board since 2018. Dr. Lacey is the former Chief Medical Officer and Senior Vice President of University Health System d/b/a University of Tennessee Medical Center (“UTMC”), a 600+ bed academic medical center based in Knoxville since 1999. Dr. Lacey served continuously in this capacity from 1999 until retirement from UTMC in 2016. He also operated an internal medicine practice for 39 years. Dr. Lacey graduated from the University of Tennessee with a Bachelor’s degree in Nuclear Engineering and the University of Tennessee Medical School (Memphis) with a Doctor of Medicine degree. Dr. Lacey helped create Knoxville Area Project Access, a partnership with the Knoxville Academy of Medicine and providers to give primary and specialty health services to the uninsured and medically underserved, and was the inaugural chairman of the Governor’s Health and Wellness Task Force, which focused on improving Tennessee’s national health ranking. Dr. Lacey has been recognized by several entities for contributions to population health.

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Ed Pershing, CPA, 68, has served as non-executive Chairman of our Board since 2018. He was the Chief Executive Officer of Pershing Yoakley & Associates (“PYA”), until November 2019 when he retired. PYA is a top 20 healthcare consulting and top 100 accounting firm in the U.S. PYA, which he co-founded more than 30 years ago, expanded from a three-employee office to more than 270 employees and five affiliate companies serving more than 3,500 clients in 50 states. Mr. Pershing’s healthcare experience and expertise include turnaround/performance improvement initiatives, long-range planning studies, development of numerous hospital and medical office projects, restructuring of healthcare organizations, liaison between boards of directors and management teams to craft corporate visions and strategies, mergers, acquisitions, divestitures, and leasing arrangements. He has served as an expert witness on healthcare industry matters and in several Certificate of Need appeals. Mr. Pershing also has represented healthcare organizations before regulatory agencies such as the Centers for Medicare & Medicaid Services, Internal Revenue Service, and Departments of Mental Health, Insurance, and Medicaid. He graduated from the University of Tennessee with a Bachelor of Science in Accounting, and was one of 18 professionals from the U.S. and Great Britain to participate in the first Ernst & Ernst Accelerated Healthcare Program, a one-year full-time education and work-study program in healthcare industry matters. Mr. Pershing is a Certified Public Accountant (“CPA”).

Dominic Rodrigues, 52, has served as a member of our Board since 2017 and its non-executive Vice Chairman since 2018; he previously served as non-executive Chairman of our Board from 2017 to 2018. Mr. Rodrigues previously served as President of Rhisk Capital, providing management consulting, corporate development, and portfolio management services. Project industries and technologies included aerospace & defense (a technology-focused, private equity-styled, investment pool; corporate development and operational roles at a related data communications company), financial services (a capital markets-focused technology start-up company; a start-up private wealth office), healthcare, life sciences, and nanotechnology (a venture capital-styled investment). Mr. Rodrigues also previously served as an Adjunct Professor of Finance at the Lee Business School of the University of Nevada, Las Vegas. His business development, corporate development, finance, and leadership experiences at various companies include SAIC Venture Capital Corporation (“SAIC VCC”), the multi-billion-dollar subsidiary of research and engineering company SAIC, where he was an observer or member of the board of directors of numerous SAIC VCC portfolio companies. Mr. Rodrigues holds business, economics, and engineering degrees from The Wharton School, the London School of Economics, the Massachusetts Institute of Technology, and the University of Toronto.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board.

Webster Bailey brings extensive and diverse board of directors, business development, strategic planning, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

Bruce Horowitz brings extensive and diverse board of directors, business development, corporate development, strategic planning, capital formation, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

John Lacey, III, M.D. brings extensive and diverse board of directors, medical, strategic planning, and leadership experience to our Board and company management from his prior work, non-profit volunteerism, and educational background.

Ed Pershing, CPA brings extensive and diverse board of directors, business development, corporate development, strategic planning, accounting, healthcare industry, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

Dominic Rodrigues brings extensive and diverse board of directors and board committee, business development, corporate development, finance, and leadership experience to our Board and company management from his prior and ongoing work and non-profit/professional volunteerism, and educational background.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO OUR BOARD NAMED ABOVE. Each proxy solicited on behalf of our Board will be voted FOR each of the nominees for election to our Board unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, we are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

Accordingly, the following resolution will be submitted for stockholder approval at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.”

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval remains with our Board.

Our Board believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

Our Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.

The next advisory vote on the compensation of our executive officers will occur at the 2022 Annual Meeting of Stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Each of our audit committee and Board has unanimously selected Marcum LLP (“Marcum”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements for 2021. Marcum is an independent registered public accounting firm.

Our Board is asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm for 2021. Although not required by law or our bylaws, our Board is submitting the selection of Marcum to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Independent Registered Public Accounting Firm

The Company has engaged Marcum as its independent registered public accounting firm for the fiscal year ending December 31, 2021. The decision to engage Marcum as the Company’s independent registered public accounting firm was unanimously approved by the Company’s audit committee and Board.

Representatives of Marcum are expected to be present at the 2021 Annual Meeting telephonically. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from our stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021. Each proxy solicited on behalf of our Board will be voted FOR the ratification of the selection of Marcum as our independent registered public accounting firm for 2021 unless the stockholder instructs otherwise in the proxy. If our stockholders do not ratify the selection, the matter will be reconsidered by our Board.

Audit and Non-Audit Services

Our audit committee is directly responsible for the appointment, compensation, and oversight of our independent registered public accounting firm. It is the policy of our audit committee to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our audit committee has considered whether the provision by Marcum of services of the varieties described below was compatible with maintaining the independence of Marcum. Our audit committee believes the provision of such services to us did not jeopardize the independence of Marcum as the Company’s independent registered public accounting firm.

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The table below sets forth the aggregate fees we paid to Marcum for audit and non-audit services provided to us in 2020 and 2019:

Fees	2020	2019
Audit Fees	$141,065	$171,820
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$141,065	$171,820

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

AUDIT COMMITTEE REPORT

Our audit committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the independent registered public accounting firm and our internal audit function. The audit committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The audit committee reviews our financial reporting process. In this context, the audit committee:

●	Reviewed and discussed with management the audited financial statements for the year ended December 31, 2020;

●	Discussed with Marcum, our independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”); and

●	Received the written disclosures and the letter from Marcum required by the PCAOB, and has discussed with Marcum the independent accountant’s independence.

Based on this review and the discussions referred to above, the audit committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

This report is submitted on behalf of the members of the audit committee, who are named below, and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Webster Bailey

Bruce Horowitz

John Lacey, III, M.D.

Ed Pershing, CPA

Dominic Rodrigues

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OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

Set forth below is a biographical summary of the experience of each of our executive officers:

Bruce Horowitz, 64, has served as our COO since May 2019. Information about his business experience is set forth above under the heading, “Proposal 1 – ELECTION OF DIRECTORS – Director Nominees.”

Heather Raines, CPA, 55, has served as our CFO since March 2019. Mrs. Raines previously served as the Company’s Controller from August 2017 until her appointment as the Company’s CFO. Before joining the Company, Mrs. Raines served as the Vice President of Finance for BDry Waterproofing, a service business, from 2015 to 2017. She previously managed financial and accounting functions at AMETEK, Inc. (NYSE: AME), a manufacturing company, serving as AMT Business Unit Controller for AMETEK’s wholly-owned subsidiary, Advanced Measurement Technology, Inc., in 2015, Scientific Instruments Business Unit Controller from 2013 to 2015, and Senior Finance Manager from 2007 to 2013. Mrs. Raines was a tax analyst at Goody’s Family Clothing from 2006 to 2007, and an Accounting Manager at Siemens Medical Solutions USA, Inc., a wholly-owned subsidiary of Siemens AG (NYSE: SI), from 2005 to 2006, and CTI Molecular Imaging, Inc. (Nasdaq: CTMI) from 1999 to 2005. Mrs. Raines received a Master’s Degree in Accounting from Strayer University and a Bachelor’s Degree in Accounting from the University of Tennessee. She is a CPA, and a member of the American Institute of CPAs, the Tennessee Society of CPAs, and the Institute of Management Accountants.

Eric A. Wachter, Ph.D., 58, has served as our Chief Technology Officer since May 2012. Dr. Wachter previously served as Executive Vice President, Pharmaceuticals and as a member of our Board from 2002 to 2012 and from 2016 to 2018. From 1997 to 2002, he was a senior member of the management team of Photogen Technologies, Inc. (the precursor company of the Company), including serving as Vice President, Secretary, and a member of its board of directors. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin–Madison in 1988.

Code of Ethics

Our Board has adopted a code of ethics that applies to our principal executive officer and principal financial officer, or persons performing similar functions. The code of ethics contains written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code. The code of ethics is available without charge upon request from our Secretary, Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932.

Hedging

As of the date hereof, the Company does not have a formal policy regarding hedging activities.

OTHER MATTERS

As of the date hereof, our Board knows of no business that will be presented at the 2021 Annual Meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

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ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board by mail, telephone, facsimile, or other electronic means or in person. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932.

Stockholder Proposals for Inclusion in Proxy Statement for 2022 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), a stockholder proposal must be received by us no later than the close of business on December 31, 2021. Stockholder proposals must be sent to our Secretary, Provectus Biopharmaceuticals, Inc., 10025 Investment Drive, Suite 250, Knoxville, Tennessee 37932. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Delaware corporate law.

Other Stockholder Proposals for Presentation at the 2022 Annual Meeting of Stockholders

In addition to the above, our bylaws contain an advance notice provision requiring that, if a stockholder’s proposal or director nomination is to be brought before and considered at the 2022 Annual Meeting, such stockholder must provide timely written notice thereof to our Secretary. In order to be timely, the notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than the close of business on December 31, 2021 and not later than the close of business on January 30, 2022; provided, however, that in the event the date of the 2022 Annual Meeting is more than 30 days before or more than 30 days after the anniversary of the 2021 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such 2022 Annual Meeting and not later than the close of business on the later of the 60th day prior to the date of such 2022 Annual Meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event a stockholder proposal intended to be presented for action at the 2022 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board in connection with the 2022 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the 2022 Annual Meeting.

By Order of our Board

/s/ Bruce Horowitz
Knoxville, Tennessee April 29, 2021	Bruce Horowitz Chief Operating Officer

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provectus
biopharmaceuticals

PROVECTUS BIOPHARMACEUTICALS, INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 22, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 22, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D54266-P56727

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROVECTUS BIOPHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect five directors to serve on our board of directors for a one-year term.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Webster Bailey
02) Bruce Horowitz
03) John Lacey, III, M.D.
04) Ed Pershing, CPA
05) Dominic Rodrigues

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D54267-P56727

PROVECTUS BIOPHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 23, 2021 4:00 PM, Eastern Time
This proxy is solicited by the Board of Directors

The 2021 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at The Hilton Knoxville, located at 501 West Church Avenue, Knoxville, Tennessee 37902, on Wednesday, June 23, 2021 beginning at 4:00 p.m. Eastern Time. The undersigned hereby acknowledges receipt of the combined Notice of 2021 Annual Meeting of Stockholders and Proxy Statement dated April 29, 2021, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Bruce Horowitz and Heather Raines, CPA, and each of them, attorneys as agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR each of Proposals 1, 2, and 3.

Continued and to be signed on reverse side